

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 May 12, 1994
                  ------------------------------------------
                       (Date of earliest event reported)



                            BankAmerica Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



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
         Delaware                    1-7377                  94-1681731
- - ----------------------------     ---------------      ------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                   94104
- - -------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



                                   415-622-3530
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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         Item 5.  Other Events.

              As previously reported, BankAmerica Corporation ("BAC") and
Continental Bank Corporation ("CBC") have entered into a Restated Agreement and
Plan of Merger dated as of January 27, 1994 (the "Agreement"), pursuant to which CBC will be merged with and into BAC in a transaction in which BAC will be the surviving entity (such transaction, the "Merger").

              The following pro forma combined financial information is set forth in Exhibit 99.a:

BankAmerica Corporation and Continental Bank Corporation.

              (1)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Pro Forma Combined
                      Balance Sheet at March 31, 1994 (unaudited).

              (2)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Pro Forma Combined
                      Statement of Operations for the quarter ended
                      March 31, 1994 (unaudited).

              (3)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Pro Forma Combined
                      Statement of Operations for the year ended
                      December 31, 1993 (unaudited).

              (4)     BankAmerica Corporation and Subsidiaries and Continental
                      Bank Corporation and Subsidiaries Notes to Pro Forma
                      Combined Financial Information (unaudited).


               Also, set forth in Exhibit 99.b are historical and pro forma combined ratios of earnings to fixed charges and ratios of earnings to combined fixed charges and preferred stock dividends for the quarter ended
March 31, 1994 and for the year ended December 31, 1993 (unaudited).

               Portions of CBC's quarterly report on Form 10-Q for the quarter ended March 31, 1994 previously filed with the Securities and Exchange
Commission are hereby incorporated by reference in this Current Report at
Exhibit 99.c. The following unaudited consolidated financial statements and accompanying notes of CBC and its subsidiaries are incorporated:





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Continental Bank Corporation.
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
              (1)     Consolidated Balance Sheet - March 31, 1994.

              (2)     Consolidated Income Statement - three months ended
                      March 31, 1994.

              (3) Consolidated Statement of Cash Flows - three months ended March 31, 1994.

              (4)     Consolidated Statement of Changes in Stockholders'
                      Equity - three months ended March 31, 1994.

              (5)     Notes to Consolidated Financial Statements
                      (to the extent applicable to the foregoing financial statements).

Information relating to CBC and its subsidiaries has been supplied by CBC and not by BAC, and BAC does not warrant the accuracy or completeness of such information.


         Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits

                  (a)  Financial Statements of Businesses Acquired
                       Not applicable.

                  (b)  Pro Forma Financial Information
                       Not applicable.

                  (c)  Exhibits

              The following exhibits are filed with this Current Report, except for Exhibit 99.c, which is incorporated by reference from CBC's filing as indicated.

         Exhibit Number                      Description
         --------------                      -----------
              99.a.          Pro Forma Combined Financial Information
                             for BankAmerica Corporation and Subsidiaries and
                             Continental Bank Corporation and Subsidiaries
                             (unaudited).

              99.b.          BankAmerica Corporation and Subsidiaries and
                             Continental Bank Corporation and Subsidiaries
                             Historical and Pro Forma Combined Ratios of
                             Earnings to Fixed Charges and Ratios of Earnings to Combined Fixed Charges and Preferred Stock
                             Dividends (unaudited).

              99.c. The following unaudited financial statements of CBC and its subsidiaries and accompanying notes




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
                             are incorporated by reference from CBC's
                             quarterly report on Form 10-Q for the
                             quarter ended March 31, 1994 (File
                             No. 1-5872): Consolidated Balance Sheet -
                             March 31, 1994, Consolidated Income Statement,
                             Consolidated Statement of Cash Flows and
                             Consolidated Statement of Changes in
                             Stockholders' Equity for the three months
                             ended March 31, 1994; Notes to Consolidated
                             Financial Statements (to the extent applicable
                             to the foregoing financial statements).
                             (Portions of CBC's Form 10-Q not specifically
                             incorporated by reference are not required for
                             this Current Report and are not incorporated
                             by reference herein).






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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      BANKAMERICA CORPORATION
                                                   ____________________________
                                                            (Registrant)


                                                       /s/ Paul R. Ogorzelec
Date:  May 12, 1994                                By: ________________________
                                                           Paul R. Ogorzelec
                                                        Executive Vice President






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                                 EXHIBIT INDEX*


         Exhibit Number                       Description
         --------------                       -----------
               99.a.              Pro Forma Combined Financial Information
                                  for BankAmerica Corporation and Subsidiaries
                                  and Continental Bank Corporation and
                                  Subsidiaries (unaudited).

               99.b.              BankAmerica Corporation and Subsidiaries and
                                  Continental Bank Corporation and
                                  Subsidiaries Historical and Pro Forma
                                  Combined Ratios of Earnings to Fixed Charges and Ratios of Earnings to Combined Fixed
                                  Charges and Preferred Stock Dividends
                                  (unaudited).

               99.c.              The following unaudited financial statements
                                  of CBC and its subsidiaries and accompanying
                                  notes are incorporated by reference from
                                  CBC's quarterly report on Form 10-Q for the
                                  quarter ended March 31, 1994 (File
                                  No. 1-5872): Consolidated Balance Sheet -
                                  March 31, 1994, Consolidated Income Statement,
                                  Consolidated Statement of Cash Flows and
                                  Consolidated Statement of Changes in
                                  Stockholders' Equity for the three months ended
                                  March 31, 1994; Notes to Consolidated Financial
                                  Statements (to the extent applicable to the
                                  foregoing financial statements). (Portions of
                                  CBC's Form 10-Q not specifically incorporated by
                                  reference are not required for this Current Report
                                  and are not incorporated by reference herein.)

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__________________________________

   *  These exhibits are filed with this Current Report, except for Exhibit
99.c, which is incorporated by reference from CBC's filing as indicated.


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